Discontinued operations and assets included in disposal groups classified as held for sale and associated liabilities - Assets included in disposal groups classified as held for sale (Details) - Held for sale [member] - Barclays Bank Group [member] - GBP (£)
£ in Millions
	Dec. 31, 2018	Dec. 31, 2017
Assets
Financial assets at fair value through the income statement	£ 0	£ 3
Loans and advances at amortised cost	0	1,164
Property, plant and equipment	0	26
Total assets classified as held for sale	£ 0	£ 1,193